Exhibit 99.1

ReachLocal Reports Fourth Quarter and 2015 Results

Company Exits 2015 with a $22.5 Million Annual Revenue Run Rate for its Subscription Products

(WOODLAND HILLS, CA) – February 25, 2016 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the fourth quarter and 2015.

“Returning the company to Adjusted EBITDA profitability was a stated goal for ReachLocal as we entered 2015 and I’m pleased that we delivered on that goal, both for the fourth quarter and the full year.  We continued to demonstrate strong bottom-line performance and reductions in operating expenses, resulting in $4.3 million of Adjusted EBITDA for the fourth quarter,” said Sharon Rowlands, chief executive officer.  “While our return to revenue growth is taking longer than expected, we saw improved productivity metrics from our sales force, our subscription revenue is growing and we believe our web partner program will drive further adoption of our ReachEdge marketing automation software in the future.”

FY 15 Business Highlights

●

Undertook a company-wide cost saving initiative that resulted in a reduction of operating expenses by 27% in 2015 over 2014 and run-rate operating expenses exiting 2015 were $65 million below the end of 2014.

●	Exited 2015 with $22.5 million of annual revenue run-rate for subscription products, including the results from 53% year-over-year growth in ReachEdge units.

●	Made progress in improving the economics of international operations, with several markets expected to be self-sustaining during 2016, and exited direct sales in the UK market.

●

Entered into financing agreements with affiliates of VantagePoint Capital Partners and Hercules Technology Growth Capital to provide $30 million of additional liquidity to support stability and growth initiatives and ended 2015 with cash, cash equivalents and short-term investments of $34.2 million, including $15 million of restricted cash under the Hercules loan agreement.

●

Revised terms with key publishers to improve the ability to earn performance bonuses following up on winning top honors with Google’s Innovator Award for ReachEdge™ in Canada, Google’s Quality Score Champion Award for North America, Australia/New Zealand and Latin America, and Highest Customer Service Satisfaction and Highest AdWords Account Performance Satisfaction in Australia/New Zealand.

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q4 2015	Q4 2014
Revenue	$88,977	$109,009
Net Loss from Continuing Operations	$(2,504)	$(17,737)
Net Loss from Continuing Operations per Diluted Share	$(0.09)	$(0.62)
Net Loss	$(2,504)	$(17,458)
Net Loss per Diluted Share	$(0.09)	$(0.61)
Non-GAAP Net Gain (Loss)	$281	$(15,000)
Non-GAAP Net Gain (Loss) per Diluted Share	$0.01	$(0.52)
Adjusted EBITDA	$4,284	$(5,924)
Cash Flow from Operating Activities, Continuing Operations	$(337)	$4,474
Cash Flow from Operating Activities	$(312)	$4,961

 The strengthening of the US Dollar had a significant impact on revenue. Revenue for the fourth quarter of 2015 on a constant currency basis would have been $94.1 million.

	Q4 2015	Q4 2014
Revenue by Channel (North America):
Direct Local	$43,903	$47,408
National Brands, Agencies and Resellers (NBAR)	$15,564	$20,352

Revenue by Channel (International):
Direct Local	$26,064	$37,771
National Brands, Agencies and Resellers (NBAR)	$3,446	$3,478

2015 Annual Results and Key Metrics at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	FY 2015	FY 2014
Revenue	$382,597	$474,921
Net Loss from Continuing Operations	$(61,515)	$(45,660)
Net Loss from Continuing Operations per Diluted Share	$(2.11)	$(1.60)
Net Loss	$(61,515)	$(45,010)
Net Loss per Diluted Share	$(2.11)	$(1.58)
Non-GAAP Net Loss	$(32,820)	$(32,558)
Non-GAAP Net Loss per Diluted Share	$(1.12)	$(1.14)
Adjusted EBITDA	$2,842	$(9,410)
Cash Flow from Operating Activities, Continuing Operations	$(20,038)	$(1,403)
Cash Flow from Operating Activities	$(20,083)	$(2,318)

Our Net Loss from Continuing Operations reflects a non-cash goodwill impairment charge of $27.8 million in the third quarter related to our Asia-Pacific reporting unit.

The strengthening of the US Dollar had a significant impact on revenue. Revenue for fiscal 2015 on a constant currency basis relative to fiscal 2014 would have been $408.5 million.

	FY 2015	FY 2014
Revenue by Channel (North America):
Direct Local	$181,022	$208,459
National Brands, Agencies and Resellers (NBAR)	$68,202	$84,637

Revenue by Channel (International):
Direct Local	$118,537	$164,363
National Brands, Agencies and Resellers (NBAR)	$14,836	$17,462

Key Metrics (at Period End):
Active Clients	17,500	20,800
Active Product Units	27,900	31,400

Business Outlook

The Company’s outlook for the first quarter of 2016 is as follows:

●	Revenue in the range of $77 to $79 million.

●	Adjusted EBITDA in the range of $1.8 to $2.8 million.

Conference Call and Webcast Information

The ReachLocal fourth quarter and 2015 results teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Thursday, February 25, 2016. To participate on the live call, analysts and investors should dial 1-888-466-4462, or outside the U.S. 719-325-2472, at least 10 minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s website at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense. As a result, reported Adjusted EBITDA reflects that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013, and that the Company had fully withdrawn during the first quarter 2014.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and goodwill and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to increase productivity of its sales operations; (ii) the Company’s ability to obtain the cost savings contemplated by its cost reduction initiatives and maintain sufficient liquidity; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offerings; (vi) the Company’s ability to satisfy the covenants under its term loan; (vii) the availability of banking and payment processing services from financial services providers; (viii) the Company’s ability to manage its international operations; (ix) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (x) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (xi) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America.

For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President, Marketing and Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	December 31,	December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$18,833	$43,720
Short-term investments	359	904
Accounts receivable, net	6,278	7,844
Prepaid expenses and other current assets	8,296	7,855
Total current assets	33,766	60,323

Property and equipment, net	13,550	19,639
Capitalized software development costs, net	20,691	21,555
Restricted cash- term loan	15,000	-
Restricted cash	3,502	3,589
Intangible assets, net	4,011	5,492
Non-marketable investments	9,000	9,000
Other assets	2,547	3,601
Goodwill	20,129	48,189
Total assets	$122,196	$171,388

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$33,581	$44,874
Accrued compensation and benefits	14,478	15,972
Deferred revenue	22,985	29,016
Accrued restructuring	3,329	3,196
Term loan	8,352	-
Capital lease	698	624
Other current liabilities	10,166	12,316
Liabilities of discontinued operations	804	850
Total current liabilities	94,393	106,848

Term loan	16,194	-
Convertible notes – related party	5,000	-
Capital lease	484	1,103
Deferred rent and other liabilities	8,111	10,513
Total liabilities	124,182	118,464

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(55)	(65)
Additional paid-in capital	140,398	132,080
Accumulated deficit	(136,084)	(74,569)
Accumulated other comprehensive loss	(6,245)	(4,522)
Total stockholders’ equity	(1,986)	52,924
Total liabilities and stockholders’ equity	$122,196	$171,388

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenue	$88,977	$109,009	$382,597	$474,921
Cost of revenue	48,131	61,708	213,409	252,721
Operating expenses:
Selling and marketing	27,002	42,334	126,966	182,720
Product and technology	6,964	6,989	28,414	27,510
General and administrative	9,399	11,278	39,332	52,155
Restructuring charges	1,975	1,360	7,546	5,927
Impairment of goodwill	-	-	27,800	-
Total operating expenses	45,340	61,961	230,058	268,312

Operating loss	(4,494)	(14,660)	(60,870)	(46,112)
Gain on deconsolidation of subsidiaries, net	2,853	-	2,853	-
Interest expense	(1,027)	(36)	(2,790)	(67)
Other income (expense), net	79	381	(339)	1,003
Loss from continuing operations before income taxes	(2,589)	(14,315)	(61,146)	(45,176)
Income tax provision (benefit)	(85)	3,422	369	484
Loss from continuing operations	(2,504)	(17,737)	(61,515)	(45,660)
Income from discontinued operations, net of income taxes	-	279	-	650
Net loss	$(2,504)	$(17,458)	$(61,515)	$(45,010)

Net loss per share:
Basic:
Loss from continuing operations	$(0.09)	$(0.62)	$(2.11)	$(1.60)
Income from discontinued operations, net of income taxes	-	0.01	-	0.02
Net loss per share	$(0.09)	$(0.61)	$(2.11)	$(1.58)

Diluted:
Loss from continuing operations	$(0.09)	$(0.62)	$(2.11)	$(1.60)
Income from discontinued operations, net of income taxes	-	0.01	-	0.02
Net loss per share	$(0.09)	$(0.61)	$(2.11)	$(1.58)

Weighted average common shares used in the computation of income (loss) per share:
Basic	29,336	28,765	29,174	28,461
Diluted	29,336	28,765	29,174	28,461

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$82	$197	$487	$932
Selling and marketing	204	607	1,510	2,959
Product and technology	234	217	725	825
General and administrative	1,595	1,521	5,949	8,544
	$2,115	$2,542	$8,671	$13,260

Depreciation and amortization:
Cost of revenue	$186	$167	$735	$674
Selling and marketing	691	986	3,039	3,041
Product and technology	3,305	3,184	13,910	11,730
General and administrative	504	462	1,997	1,949
	$4,686	$4,799	$19,681	$17,394

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Twelve Months Ended December 31,
	2015	2014
Cash flows from operating activities:
Loss from continuing operations	$(61,515)	$(45,660)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	19,681	17,394
Goodwill impairment	27,800	-
Stock-based compensation	8,671	13,260
Restructuring charges	7,546	5,927
Gain on deconsolidation of subsidiary	(2,853)	-
Loss on disposal of fixed assets	168	-
Provision for doubtful accounts	260	1,649
Contingent consideration fair value adjustment	-	(416)
Non-cash interest expense, net	641	17
Deferred taxes, net	93	873
Changes in operating assets and liabilities:
Accounts receivable	703	(460)
Prepaid expenses and other current assets	(1,077)	701
Other assets	222	(669)
Accounts payable	(9,185)	9,081
Accrued compensation and benefits	(151)	(557)
Deferred revenue	(4,541)	(3,400)
Accrued restructuring	(6,510)	(2,564)
Deferred rent and other liabilities	9	3,421
Net cash used in operating activities, continuing operations	(20,038)	(1,403)
Net cash used in operating activities, discontinued operations	(45)	(915)
Net cash used in operating activities	(20,083)	(2,318)

Cash flows from investing activities:
Additions to property, equipment and software	(13,894)	(25,735)
Acquisitions, net of acquired cash	-	(7,089)
Investments in non-marketable investments	-	(2,000)
Maturities of certificates of deposits and short-term investments	124	-
Purchases of certificates of deposits and short-term investments	-	(474)
Net cash used in investing activities	(13,770)	(35,298)

Cash flows from financing activities:
Proceeds from term loan, net	24,700	-
Restricted cash- term loan	(15,000)	-
Issuance of convertible notes to related party	5,000	-
Payment of deferred and contingent consideration	(529)	-
Proceeds from exercise of stock options	7	6,438
Principal payments on capital lease obligations	(752)	(259)
Term loan costs	(542)	-
Common stock repurchases	(7)	(69)
Net cash provided by financing activities	12,877	6,110

Effect of exchange rate changes on cash and cash equivalents	(3,911)	(2,288)

Net change in cash and cash equivalents	(24,887)	(33,794)
Cash and cash equivalents—beginning of period	43,720	77,514
Cash and cash equivalents—end of period	$18,833	$43,720

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to Operating Loss

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Operating loss	$(4,494)	$(14,660)	$(60,870)	$(46,112)
Add:
Depreciation and amortization	4,686	4,799	19,681	17,394
Stock-based compensation	2,115	2,542	8,671	13,260
Acquisition and integration costs	2	35	14	121
Restructuring charges	1,975	1,360	7,546	5,927
Impairment of goodwill	-	-	27,800	-
Adjusted EBITDA (1)	$4,284	$(5,924)	$2,842	$(9,410)

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended December 31, 2015 and 2014

(in thousands, except per share amounts)

	Three Months Ended December 31, 2015					Three Months Ended December 31, 2014
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$88,977	-	-	-	$88,977	$109,009	-	-	-	$109,009
Cost of revenue	48,131	(82)	-	-	48,049	61,708	(197)	-	-	61,511
Operating expenses:
Sales and marketing	27,002	(204)	-	-	26,798	42,334	(607)	-	-	41,727
Product and technology	6,964	(357)	(157)	-	6,450	6,989	(312)	(283)	-	6,394
General and administrative	9,399	(1,600)	(84)	-	7,715	11,278	(1,521)	(99)	-	9,658
Restructuring charges	1,975	-	-	(1,975)	-	1,360	-	-	(1,360)	-
Impairment of goodwill	-	-	-	-	-	-	-	-	-	-
Total operating expenses	45,340	(2,161)	(241)	(1,975)	40,963	61,961	(2,440)	(382)	(1,360)	57,779
Operating income (loss)	(4,494)	2,243	241	1,975	(35)	(14,660)	2,637	382	1,360	(10,281)
Gain on deconsolidation of subsidiaries, net	2,853	-	-	-	2,853	-	-	-	-	-
Interest expense	(1,027)	-	-	-	(1,027)	(36)	-	-	-	(36)
Other income (expense), net	79	-	-	-	79	381	-	-	-	381
Income (loss) from continuing operations before income taxes	(2,589)	2,243	241	1,975	1,870	(14,315)	2,637	382	1,360	(9,936)
Income tax provision (benefit) (5)	(85)	842	91	741	1,589	3,422	989	143	510	5,064
Income (loss) from continuing operations	$(2,504)	$1,401	$150	$1,234	$281	$(17,737)	1,648	239	850	$(15,000)

Net loss per share
Basic loss per share	$(0.09)				$0.01	$(0.62)				$(0.52)
Diluted loss per share	$(0.09)				$0.01	$(0.62)				$(0.52)

Weighted average shares outstanding
Basic	29,336				29,336	28,765				28,765
Diluted	29,336				29,336	28,765				28,765

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Twelve Months Ended December 31, 2015 and 2014

(in thousands, except per share amounts)

	Twelve Months Ended December 31, 2015					Twelve Months Ended December 31, 2014
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$382,597	-	-	-	$382,597	$474,921	-	-	-	$474,921
Cost of revenue	213,409	(487)	-	-	212,922	252,721	(932)	-	-	251,789
Operating expenses:
Sales and marketing	126,966	(1,510)	-	-	125,456	182,720	(2,959)	-	-	179,761
Product and technology	28,414	(1,191)	(1,053)	-	26,170	27,510	(1,235)	(939)	-	25,336
General and administrative	39,332	(5,966)	(360)	-	33,006	52,155	(8,544)	(428)	-	43,183
Restructuring charges	7,546	-	-	(7,546)	-	5,927	-	-	(5,927)	-
Impairment of goodwill	27,800	-	(27,800)	-	-	-	-	-	-	-
Total operating expenses	230,058	(8,667)	(29,213)	(7,546)	184,632	268,312	(12,738)	(1,367)	(5,927)	248,280
Operating income (loss)	(60,870)	9,154	29,213	7,546	(14,957)	(46,112)	13,670	1,367	5,927	(25,148)
Gain on deconsolidation of subsidiaries, net	2,853	-	-	-	2,853	-	-	-	-	-
Interest expense	(2,790)	-	-	-	(2,790)	(67)				(67)
Other income (expense), net	(339)	-	-	-	(339)	1,003	-	-	-	1,003
Income (loss) from continuing operations before income taxes	(61,146)	9,154	29,213	7,546	(15,233)	(45,176)	13,670	1,367	5,927	(24,212)
Income tax provision (benefit) (5)	369	3,433	10,955	2,830	17,587	484	5,126	513	2,223	8,346
Income (loss) from continuing operations	$(61,515)	$5,721	$18,258	$4,716	$(32,820)	$(45,660)	8,544	854	3,704	$(32,558)

Net loss per share
Basic loss per share	$(2.11)				$(1.12)	$(1.60)				$(1.14)
Diluted loss per share	$(2.11)				$(1.12)	$(1.60)				$(1.14)

Weighted average shares outstanding
Basic	29,174				29,174	28,461				28,461
Diluted	29,174				29,174	28,461				28,461

REACHLOCAL, INC.

Reconciliation of GAAP to Constant Currency Revenue

(in thousands)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2015		2014		2015		2014
North American GAAP Revenue	$59,467		$67,760		$249,224		$293,096
Constant Currency Adjustment	460		-		1,872		-
North American Revenue at Constant Currency (6)	$59,927		$67,760		$251,096		$293,096

As Reported Growth Rates	(12.2%	)	(19.9%	)	(15.0%	)	(14.2%	)
Constant Currency Growth Rates	(11.6%	)	(19.7%	)	(14.3%	)	(14.0%	)

International GAAP Revenue	$29,510		$41,249		$133,373		$181,825
Constant Currency Adjustment	4,687		-		24,071		-
International Revenue at Constant Currency (6)	$34,197		$41,249		$157,444		$181,825

As Reported Growth Rates	(28.5%	)	(14.5%	)	(26.6%	)	5.5%
Constant Currency Growth Rates	(17.1%	)	(8.4%	)	(13.4%	)	7.6%

Consolidated GAAP Revenue	$88,977		$109,009		$382,597		$474,921
Constant Currency Adjustment	5,147		-		25,943		-
Consolidated Revenue at Constant Currency (6)	$94,124		$109,009		$408,540		$474,921

As Reported Growth Rates	(18.4%	)	(18.0%	)	(19.4%	)	(7.6%	)
Constant Currency Growth Rates	(13.7%	)	(15.7%	)	(14.0%	)	(6.8%	)

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles and goodwill, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.

(6) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

REACHLOCAL, INC.
UNAUDITED RECONCILIATION OF PRO-FORMA FINANCIAL INFORMATION EXCLUDING THE UNITED KINGDOM
(in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$45,926	-	$45,926	$56,264	-	$56,264
National Brands, Agencies and Resellers (NBAR)	17,573	-	17,573	20,824	-	20,824

Revenue by Channel (International):
Direct Local	32,809	6,496	26,313	42,303	10,432	31,871
National Brands, Agencies and Resellers (NBAR)	3,255	294	2,961	5,345	818	4,527

Consolidated Revenue	$99,563	6,790	$92,773	$124,736	11,250	$113,486

Consolidated Adjusted EBITDA (2)	$(3,785)	(1,913)	$(1,872)	$2,261	905	$1,356

	Three Months Ended			Three Months Ended
	June 30, 2015			June 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$46,189	-	$46,189	$54,944	-	$54,944
National Brands, Agencies and Resellers (NBAR)	17,787	-	17,787	22,024	-	22,024

Revenue by Channel (International):
Direct Local	31,085	6,380	24,705	42,218	8,215	34,003
National Brands, Agencies and Resellers (NBAR)	3,715	187	3,528	4,367	683	3,684

Consolidated Revenue	$98,776	6,567	$92,209	$123,553	8,898	$114,655

Consolidated Adjusted EBITDA (2)	$715	(22)	$737	$(1,904)	(1,753)	$(151)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$45,007	-	$45,007	$49,842	-	$49,842
National Brands, Agencies and Resellers (NBAR)	17,276	-	17,276	21,438	-	21,438

Revenue by Channel (International):
Direct Local	28,580	6,703	21,877	42,072	8,177	33,895
National Brands, Agencies and Resellers (NBAR)	4,419	161	4,258	4,271	530	3,741

Consolidated Revenue	$95,282	6,864	$88,418	$117,623	8,707	$108,916

Consolidated Adjusted EBITDA (2)	$1,629	32	$1,597	$(3,843)	(559)	$(3,284)

	Three Months Ended			Three Months Ended
	December 31, 2015			December 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$43,903	-	$43,903	$47,408	-	$47,408
National Brands, Agencies and Resellers (NBAR)	15,564	-	15,564	20,351	-	20,351

Revenue by Channel (International):
Direct Local	26,064	4,859	21,205	37,771	7,226	30,545
National Brands, Agencies and Resellers (NBAR)	3,446	135	3,311	3,479	360	3,119

Consolidated Revenue	$88,977	4,994	$83,983	$109,009	7,586	$101,423

Consolidated Adjusted EBITDA (2)	$4,284	311	$3,973	$(5,924)	(1,521)	$(4,403)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma
Revenue by Channel (North America) (1):
Direct Local	$181,022	-	$181,022	$208,459	-	$208,459
National Brands, Agencies and Resellers (NBAR)	68,202	-	68,202	84,637	-	84,637

Revenue by Channel (International):
Direct Local	118,537	24,438	94,099	164,363	34,051	130,312
National Brands, Agencies and Resellers (NBAR)	14,836	777	14,059	17,462	2,391	15,071

Consolidated Revenue	$382,597	25,215	$357,382	$474,921	36,442	$438,479

Consolidated Adjusted EBITDA (2)	$2,842	(1,592)	$4,434	$(9,410)	(2,928)	$(6,482)

(1) North America includes the United States and Canada. International includes all other countries.

(2) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

REACHLOCAL, INC.
UNAUDITED RECONCILIATION OF PRO-FORMA FINANCIAL INFORMATION EXCLUDING THE UNITED KINGDOM
(in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(12,527)	(1,973)	$(10,554)	$(8,369)	828	$(9,197)
Add:			-			-
Depreciation and amortization	5,134	60	5,074	4,222	77	4,145
Stock-based compensation	2,146	-	2,146	4,571	-	4,571
Acquisition and integration costs	7	-	7	14	-	14
Restructuring charges	1,455	-	1,455	1,823	-	1,823
Adjusted EBITDA (1)	$(3,785)	(1,913)	$(1,872)	$2,261	905	$1,356

	Three Months Ended			Three Months Ended
	June 30, 2015			June 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(9,785)	(174)	$(9,611)	$(11,626)	(1,828)	$(9,798)
Add:			-			-
Depreciation and amortization	5,149	58	5,091	4,018	75	3,943
Stock-based compensation	2,214	-	2,214	3,476	-	3,476
Acquisition and integration costs	4	-	4	2	-	2
Restructuring charges	3,133	94	3,039	2,226	-	2,226
Adjusted EBITDA (1)	$715	(22)	$737	$(1,904)	(1,753)	$(151)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(34,063)	(39)	$(34,024)	$(11,457)	(628)	$(10,829)
Add:						-
Depreciation and amortization	4,712	57	4,655	4,355	69	4,286
Stock-based compensation	2,195	-	2,195	2,671	-	2,671
Acquisition and integration costs	2	-	2	70	-	70
Restructuring charges	983	14	969	518	-	518
Impairment of goodwill	27,800	-	27,800	-	-	-
Adjusted EBITDA (1)	$1,629	32	$1,597	$(3,843)	(559)	$(3,284)

	Three Months Ended			Three Months Ended
	December 31, 2015			December 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(4,494)	(216)	$(4,278)	$(14,660)	(1,620)	$(13,040)
Add:			-			-
Depreciation and amortization	4,686	56	4,630	4,799	61	4,738
Stock-based compensation	2,115	-	2,115	2,542	-	2,542
Acquisition and integration costs	2	-	2	35	-	35
Restructuring charges	1,975	471	1,504	1,360	38	1,322
Impairment of goodwill	-	-	-	-	-	-
Adjusted EBITDA (1)	$4,284	311	$3,973	$(5,924)	(1,521)	$(4,403)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2014

	As Reported	United Kingdom	Pro-Forma	As Reported	United Kingdom	Pro-Forma

Operating loss	$(60,870)	(2,402)	$(58,468)	$(46,112)	(3,249)	$(42,863)
Add:			-			-
Depreciation and amortization	19,681	230	19,451	17,394	283	17,111
Stock-based compensation	8,671	-	8,671	13,260	-	13,260
Acquisition and integration costs	14	-	14	121	-	121
Restructuring charges	7,546	580	6,966	5,927	38	5,889
Impairment of goodwill	27,800	-	27,800	-	-	-
Adjusted EBITDA (1)	$2,842	(1,592)	$4,434	$(9,410)	(2,928)	$(6,482)

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.